Acquisition	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
NOTE Q - ACQUISITION

Under the EPA, Partners purchased all the assets and liabilities of New West for a purchase price of approximately $7.4 million, as adjusted based on certain earn-out provisions in 2014 and 2015. The purchase price consisted of $500,000 in cash paid at closing, $4,300,000 in Member carried notes, earn-out notes having an original aggregate principal amount of $1,860,000, and 1,274,000 shares of Partners pre-merger common stock valued at $0.55 per share. In conjunction with the acquisition, Partners issued $1,000,000 of Senior Secured Convertible Debentures.

The allocation of the purchase price recorded was determined by us considering the results of an independent valuation.

Asset category	Estimated Fair Value
Current assets	$4,728,000
Other assets	911,000
Non-interest bearing liabilities	(2,735,000)
Interest bearing liabilities assumed	(643,000)
Trademark and trade name	217,000
Non-Compete Agreements	1,512,000
Backlog	3,000
Customer Relationships – Existing	831,000
Goodwill	2,552,000
Purchase price	$7,376,000

The fair value of the assets acquired and liabilities assumed were measured using the cost and income approach, which are level 3 inputs.

Supplemental unaudited pro forma information

Included in the consolidated statement of operations for 2014 are revenues and operating loss of $32,011,000 and $1,690,000, respectively, of New West, Primetrix and the JV.

Revenue and earnings for the year ended December 2013 represents historical information as if the acquisition had been consummated on January 1, 2013.

Pro forma December 31, 2013

Contract revenue	$35,490,000
Gross profit	$7,586,000

Net (loss)	$(3,590,000)